SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
August 4, 2003

SILICON GRAPHICS INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-10441	94-2789662
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1600 Amphitheatre Parkway
Mountain View, CA 94043-1351
(Address, including zip code of Registrant’s principal executive offices)

Registrant’s telephone number, including area code: (650) 960-1980

Item 5.   Other Events and Required FD Disclosure

On August 4, 2003, Silicon Graphics, Inc. announced the withdrawal of its exchange offer with respect to its 5.25% Senior Convertible Notes Due September 2004. A copy of the press release is included as Exhibit 99.1 hereto.

Item 7. Exhibits

99.1   Press Release dated August 4, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 4, 2003	SILICON GRAPHICS INC.

	By:	/s/ Sandra M. Escher

Sandra M. Escher
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 4, 2003